Federated International Value Fund
(A Portfolio of Federated World Investment Series, Inc.)
Class A Shares
Class B Shares
Class C Shares


Supplement to the prospectus dated January 31, 2006.

      Under the section entitled "What are the Fund's Fees and Expenses?" please delete the fee table and the example in its entirety and replace with the following:


WHAT ARE THE FUND'S FEES AND EXPENSES?


FEDERATED INTERNATIONAL VALUE FUND

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Class A, Class B and Class C Shares of the Fund.


Shareholder Fees                                      Class A   Class B  Class C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as
a percentage of offering price)                       5.50%     None       1.00%
Maximum Deferred Sales Charge (Load) (as a percentage
of original purchase price or redemption proceeds, as
applicable)                                           0.00%     5.50%      1.00%
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends (and other Distributions) (as a percentage
of offering price)                                    None      None       None
Redemption Fee (as a percentage of amount redeemed,
if applicable)(1)                                     2.00%     2.00%      2.00%
Exchange Fee                                          None      None       None

Annual Fund Operating Expenses (Before Waivers)(2)
Expenses That are Deducted From Fund Assets (as a
percentage of average net assets)
Management Fee(3)                                     1.00%    1.00%       1.00%
Distribution (12b-1) Fee                              0.25%(4) 0.75%       0.75%
Other Expenses(5)                                     0.90%    0.90%       0.90%
Total Annual Fund Operating Expenses                  2.15%    2.65%(6)    2.65%
1 The redemption fee is imposed upon the redemptions of shares within 30 days of purchase.
2 The percentages shown are based on anticipated expenses for the entire fiscal year ending November 30, 2006. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the adviser, administrator and distributor expect to waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending November 30, 2006.
  Total  Waivers of Fund Expenses                     0.50%    0.25%       0.25%
    Total Actual Annual Fund Operating Expenses
  (after anticipated waivers)(7)                      1.65%    2.40%       2.40%
3   The adviser expects to voluntarily waive a portion of the management fee.
  The adviser can terminate this anticipated voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.79% for the fiscal year ending November 30, 2006.
4 Class A Shares have no present intention of paying or accruing the distribution (12b-1) during the fiscal year ending November 30, 2006.
5 Includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administration services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see "Payments to Financial Intermediaries" herein. The administrator expects to voluntarily waive a portion of its fee. This anticipated voluntary waiver can be terminated at any time. Total other operating expenses paid by the Fund (after the anticipated voluntary waiver) are expected to be 0.86% for the fiscal year ending November 30, 2006.
6 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.
7 The Total Actual Operating Expenses (after waivers) paid by the Fund's Class A
  Shares, Class B Shares and Class C Shares were 1.95%, 2.70%, and 2.70%, respectively, for the fiscal year ended November 30, 2005.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund's Class A, Class B and Class C Shares with the cost of investing in other mutual funds.
  The Example assumes that you invest $10,000 in the Fund's Class A, Class B and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A, Class B and Class C Shares operating expenses are before waivers as estimated in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class               1 Year     3 Years     5 Years          10 Years
Class A:
Expenses assuming
redemption                 $756      $1,186      $1,641            $2,896
Expenses assuming no
redemption                 $756      $1,186      $1,641            $2,896
Class B:
Expenses assuming
redemption                 $818      $1,223      $1,605            $2,863
Expenses assuming no
redemption                 $268       $823       $1,405            $2,863
Class C:
Expenses assuming
redemption                 $465       $915       $1,491            $3,053
Expenses assuming no
redemption                 $365       $915       $1,491            $3,053


                                                                  March 21, 2006



Federated Securities Corp., Distributor



Cusip 31428U847

Cusip 31428U839

Cusip 31428U821

34506 (03/06)